SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ----------------
                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 28, 1999
                                                -------------------------------


                    HERSHEY FOODS CORPORATION
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      (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
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         On December 28, 1999,  Hershey Foods  Corporation  (the  "Corporation")
announced that its sales in December 1999 will be lower than expected, and that its earnings per share for the fiscal year ending December 31, 1999, might be below market expectations. Earnings per share for the year could be $.10 per share below previous expectations of $2.16 to $2.20 per share, as announced on October 25, 1999. The press release dated December 28, 1999, announcing the Corporation's expectations regarding fiscal year earnings, is incorporated herein by reference, and a copy is filed herewith as Exhibit 99.


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 4, 2000


                            HERSHEY FOODS CORPORATION




                                       By /s/ William F. Christ
                                         -----------------------
                                           William F. Christ
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer















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                               Exhibit Index


Exhibit No.         Description


   99               Press Release dated December 28, 1999































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